Commitments	12 Months Ended
Oct. 31, 2011
Commitments and Contingencies Disclosure [Abstract]
Commitments Disclosure [Text Block]
9. COMMITMENTS

The Company granted Maxim Group LLC (“Maxim”), as the representative of the underwriters for the offering, a 45-day option to purchase up to 720,000 units (over and above the 4,800,000 units referred to above) solely to cover over-allotments, if any. The option expired unexercised in August 2011.

The Company sold to Maxim for $100 an option to purchase up to a total of 150,000 units at an exercise price of $11.00 per unit. (See Note 8)

The Company has committed to pay deferred underwriting compensation of $480,000 to the representative of the underwriters upon the Company’s consummation of the Business Transaction. The deferred underwriting compensation has been accrued in the accompanying balance sheet

The Company has agreed to pay to Fjord NEPA (Greece), an entity controlled by Mr. Tsirigakis, $7,500 per month for office space and certain general and administrative services, including but not limited to receptionist, secretarial and general office services. This agreement commenced on July 14, 2011 and will continue until the earliest to occur of: (i) the consummation of a business transaction or (ii) February 14, 2013.

The Company has committed to pay its attorneys a legal fee of $100,000 upon the consummation of the Business Transaction. This amount has been accrued in the accompanying balance sheet.